New Corteva
Pro Forma Combined Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net sales	$1,591	$1,742	$5,357	$5,419
Cost of goods sold	993	1,091	3,205	3,366
Research and development expense	131	112	346	328
Selling, general and administrative expenses	308	331	1,011	982
Amortization of intangibles	38	39	117	116
Restructuring and asset related charges - net	22	30	130	128
Separation costs	—	—	1	—
Other income (expense) - net	(8)	(2)	(106)	117
Interest expense	28	40	85	116
Income (loss) from continuing operations before income taxes	63	97	356	500
Provision for (benefit from) income taxes on continuing operations	117	37	244	153
Income (loss) from continuing operations after income taxes	(54)	60	112	347

Net income (loss) from continuing operations attributable to noncontrolling interests	2	2	7	7

Net income (loss) attributable to New Corteva	$(56)	$58	$105	$340

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$(0.08)	$0.09	$0.16	$0.50

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$(0.08)	$0.09	$0.16	$0.50

Weighted average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	667.8	678.7	669.5	681.7
Diluted	667.8	680.2	670.7	683.1

New Corteva
Pro Forma Combined Balance Sheet
(Dollars in millions, except share amounts)

September 30, 2026
Assets
Current assets
Cash and cash equivalents	$1,798
Marketable securities	1
Accounts and notes receivable - net	4,106
Inventories	2,661
Other current assets	756
Total current assets	9,322
Investment in nonconsolidated affiliates	69
Property, plant and equipment	5,207
Less: Accumulated depreciation	3,478
Net property, plant and equipment	1,729
Goodwill	5,152
Other intangible assets	978
Deferred income taxes	694
Other assets	1,645
Total Assets	$19,589

Liabilities and Equity
Current liabilities
Short-term borrowings	$60
Accounts payable	2,514
Income taxes payable	94
Deferred revenue	67
Accrued and other current liabilities	1,316
Total current liabilities	4,051
Long-term debt	944
Other noncurrent liabilities
Deferred income tax liabilities	57
Pension and other post-employment benefits	789
Other noncurrent obligations	1,628
Total noncurrent liabilities	3,418

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value	7
Additional paid-in capital	13,689
Retained earnings (accumulated deficit)	—
Accumulated other comprehensive income (loss)	(1,815)
Total New Corteva stockholders' equity	11,881
Noncontrolling interests	239
Total equity	12,120
Total Liabilities and Equity	$19,589

New Corteva
Pro Forma Sales Information
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
PRODUCT LINE NET SALES	2026	2025	2026	2025
Herbicides	$731	$813	$2,690	$2,668
Insecticides	396	409	1,172	1,181
Fungicides	171	222	768	868
Biologicals	115	147	271	328
Other	178	151	456	374
Net Sales	$1,591	$1,742	$5,357	$5,419

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES	2026	2025	2026	2025
North America [1]	$574	$537	$1,826	$1,821
EMEA [2]	239	213	1,438	1,345
Latin America	570	791	1,403	1,601
Asia Pacific	208	201	690	652
Net Sales	$1,591	$1,742	$5,357	$5,419
1.Reflects U.S. and Canada
2.Reflects Europe, Middle East and Africa

New Corteva
Pro Forma Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,
	2026
Pro Forma Net Sales (GAAP)	$1,591
Add: Impacts from Currency and Portfolio / Other	(13)
Pro Forma Organic Sales (Non-GAAP)	$1,578

RECONCILIATION OF PRO FORMA INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO ADJUSTED PRO FORMA OPERATING EBITDA	Three Months Ended September 30,		Three Months Ended September 30,
	2026		2025
	As Reported	Margin %	As Reported	Margin %
Pro forma income (loss) from continuing operations after income taxes (GAAP)	$(54)	(3.4)%	$60	3.4%
Pro forma provision for (benefit from) income taxes on continuing operations	117	7.4%	37	2.1%
Pro forma income (loss) from continuing operations before income taxes (GAAP)	63	4.0%	97	5.6%
Depreciation and amortization	105	6.6%	105	6.0%
Interest income	(17)	(1.1)%	(17)	(1.0)%
Interest expense	28	1.8%	40	2.3%
Exchange (gains) losses - net [1]	36	2.3%	13	0.7%
Non-operating (benefits) costs - net [2]	(10)	(0.6)%	5	0.3%
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(4)	(0.3)%	3	0.2%
Significant items (benefit) charge [3]	21	1.3%	30	1.7%
Separation costs	—	—%	—	—%
Pro Forma Operating EBITDA (Non-GAAP) [5]	$222	14.0%	$276	15.8%
Management adjustments - net of depreciation expense [4]	—	—%	(8)	(0.5)%
Adjusted Pro Forma Operating EBITDA (Non-GAAP) [5]	$222	14.0%	$268	15.4%
1.Refer to page A-12 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites, as well as rental income recorded under the carve-out basis of accounting. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont, and between Corteva and Vylor, that are recorded by the Company as pre-tax income or expense.
3.Refer to page A-8 for pre-tax and after tax impacts of significant items.
4.The New Corteva Combined Statements of Operations include all revenues and costs directly attributable to New Corteva, along with allocations of certain expenses for services from Corteva including but not limited to, general corporate expenses related to finance, legal, information technology, human resources, ethics and compliance, shared services, employee benefits and incentives, insurance and stock-based compensation. We received the benefit of economies of scale within Corteva’s overall centralized model; however, in establishing these independent support functions, the expenses will generally be higher than the allocations applied in the Combined Statements of Operations. In developing these estimates, a detailed assessment was prepared of the resources and associated costs required to support the business after the spin-off. Estimated non-personnel third-party support costs were determined by estimating third-party spend in each function, and include the costs associated with outside services supporting executive management, finance, legal, information technology, employee benefits administration, treasury, risk management and procurement. From a timeframe standpoint, these additional costs materialized beginning in the third quarter of 2026 when organizational changes were made in preparation for the spin-off. Management believes the costs which were used as the basis for the management adjustments below are reasonable and representative of New Corteva's new cost base after the spin-off, and that the presentation of these adjustments is necessary to enhance an understanding of the pro forma effects of the spin-off.
5.The net sales amounts used to determine pro forma and adjusted pro forma operating EBITDA margin are $1,591 million and $1,742 million for the three months ended September 30, 2026 and 2025, respectively. Margin percentages may not foot, due to rounding.

New Corteva
Pro Forma Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Nine Months Ended September 30,
2026
Pro Forma Net Sales (GAAP)	$5,357
Add: Impacts from Currency and Portfolio / Other	(159)
Pro Forma Organic Sales (Non-GAAP)	$5,198

RECONCILIATION OF PRO FORMA INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO ADJUSTED PRO FORMA OPERATING EBITDA	Nine Months Ended September 30,		Nine Months Ended September 30,
	2026		2025
	As Reported	Margin %	As Reported	Margin %
Pro forma income (loss) from continuing operations after income taxes (GAAP)	$112	2.1%	$347	6.4%
Pro forma provision for (benefit from) income taxes on continuing operations	244	4.6%	153	2.8%
Pro forma income (loss) from continuing operations before income taxes (GAAP)	356	6.6%	500	9.2%
Depreciation and amortization	316	5.9%	312	5.8%
Interest income	(58)	(1.1)%	(59)	(1.1)%
Interest expense	85	1.6%	116	2.1%
Exchange (gains) losses - net [1]	46	0.9%	45	0.8%
Non-operating (benefits) costs - net [2]	(40)	(0.7)%	6	0.1%
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	4	0.1%	27	0.5%
Significant items (benefit) charge [3]	250	4.7%	16	0.3%
Separation costs	1	—%	—	—%
Pro Forma Operating EBITDA (Non-GAAP) [5]	$960	17.9%	$963	17.8%
Management adjustments - net of depreciation expense [4]	(17)	(0.3)%	(26)	(0.5)%
Adjusted Pro Forma Operating EBITDA (Non-GAAP) [5]	$943	17.6%	$937	17.3%
1.Refer to page A-12 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites, as well as rental income recorded under the carve-out basis of accounting. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont, and between Corteva and Vylor, that are recorded by the Company as pre-tax income or expense.
3.Refer to page A-8 for pre-tax and after tax impacts of significant items.
4.The New Corteva Combined Statements of Operations include all revenues and costs directly attributable to New Corteva, along with allocations of certain expenses for services from Corteva including but not limited to, general corporate expenses related to finance, legal, information technology, human resources, ethics and compliance, shared services, employee benefits and incentives, insurance and stock-based compensation. We received the benefit of economies of scale within Corteva’s overall centralized model; however, in establishing these independent support functions, the expenses will generally be higher than the allocations applied in the Combined Statements of Operations. In developing these estimates, a detailed assessment was prepared of the resources and associated costs required to support the business after the spin-off. Estimated non-personnel third-party support costs were determined by estimating third-party spend in each function, and include the costs associated with outside services supporting executive management, finance, legal, information technology, employee benefits administration, treasury, risk management and procurement. From a timeframe standpoint, these additional costs materialized beginning in the third quarter of 2026 when organizational changes were made in preparation for the spin-off. Management believes the costs which were used as the basis for the management adjustments below are reasonable and representative of New Corteva's new cost base after the spin-off, and that the presentation of these adjustments is necessary to enhance an understanding of the pro forma effects of the spin-off.
5.The net sales amounts used to determine pro forma and adjusted pro forma operating EBITDA margin are $5,357 million and $5,419 million for the nine months ended September 30, 2026 and 2025, respectively. Margin percentages may not foot, due to rounding.

New Corteva
Pro Forma Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q3 2026 vs. Q3 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$37	7%	$38	7%	(12)%	19%	—%	—%
EMEA	26	12%	29	14%	—%	14%	(2)%	—%
Latin America	(221)	(28)%	(242)	(31)%	(7)%	(24)%	3%	—%
Asia Pacific	7	3%	11	5%	(2)%	7%	(2)%	—%
Total	$(151)	(9)%	$(164)	(9)%	(7)%	(2)%	—%	—%

PRODUCT LINE
	Q3 2026 vs. Q3 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(82)	(10)%	$(87)	(11)%	(10)%	(1)%	1%	—%
Insecticides	(13)	(3)%	(12)	(3)%	(3)%	—%	—%	—%
Fungicides	(51)	(23)%	(55)	(25)%	(9)%	(16)%	2%	—%
Biologicals	(32)	(22)%	(36)	(24)%	(1)%	(23)%	2%	—%
Other	27	18%	26	17%	(1)%	18%	1%	—%
Total	$(151)	(9)%	$(164)	(9)%	(7)%	(2)%	—%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

New Corteva
Pro Forma Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Nine Months 2026 vs. Nine Months 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$5	—%	$(2)	—%	(4)%	4%	—%	—%
EMEA	93	7%	20	1%	(1)%	2%	6%	—%
Latin America	(198)	(12)%	(282)	(18)%	(9)%	(9)%	6%	—%
Asia Pacific	38	6%	43	7%	(3)%	10%	(1)%	—%
Total	$(62)	(1)%	$(221)	(4)%	(4)%	—%	3%	—%

PRODUCT LINE
	Nine Months 2026 vs. Nine Months 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$22	1%	$(61)	(2)%	(4)%	2%	3%	—%
Insecticides	(9)	(1)%	(26)	(2)%	(4)%	2%	1%	—%
Fungicides	(100)	(12)%	(137)	(16)%	(4)%	(12)%	4%	—%
Biologicals	(57)	(17)%	(71)	(22)%	(4)%	(18)%	5%	—%
Other	82	22%	74	20%	(7)%	27%	2%	—%
Total	$(62)	(1)%	$(221)	(4)%	(4)%	—%	3%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

New Corteva
Pro Forma Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax [7]		($ Per Share)
	2026	2025	2026	2025	2026	2025
1st Quarter
Restructuring and asset related charges - net [1]	$(61)	$(20)	$(47)	$(16)	$(0.06)	$(0.02)
Litigation settlement [2]	(85)	—	(64)	—	(0.10)	—
Income tax items [3]	—	—	—	55	—	0.08
1st Quarter – Total	$(146)	$(20)	$(111)	$39	$(0.16)	$0.06

2nd Quarter
Restructuring and asset related charges - net [1]	$(47)	$(78)	$(36)	$(59)	$(0.05)	$(0.09)
Litigation settlement [2]	(36)	—	(27)	—	(0.04)	—
Gain (loss) on sale of assets [4]	—	14	—	12	—	0.02
Insurance proceeds [5]	—	98	—	74	—	0.11
2nd Quarter – Total	$(83)	$34	$(63)	$27	$(0.09)	$0.04

3rd Quarter
Restructuring and asset related charges, net [1]	$(22)	$(30)	$(16)	$(22)	$(0.03)	$(0.03)
Litigation settlement [2]	1	—	(8)	—	(0.01)	—
3rd Quarter – Total	$(21)	$(30)	$(24)	$(22)	$(0.04)	$(0.03)

Year-to-Date Total [6]	$(250)	$(16)	$(198)	$44	$(0.29)	$0.06
1.Third, second and first quarter 2026 include restructuring and asset related benefits (charges) of $(22), $(47), and $(61), respectively. The third and second quarter 2026 charges primarily related to the Crop Protection Operations Strategy Restructuring Program. The first quarter 2026 charges primarily consist of $(47) related to the 2026 Restructuring Actions and $(14) related to the Crop Protection Operations Strategy Restructuring Program.
Third, second and first quarter 2025 include restructuring and asset related benefits (charges) of $(30), $(78) and $(20), respectively. The charges primarily related to the Crop Protection Operations Strategy Restructuring Program.
2.Third, second and first quarter 2026 includes estimated settlement charges associated with various lawsuits filed in connection with the Federal Trade Commission investigation.
3.First quarter 2025 reflects a deferred tax benefit of $55 associated with a change in a legal entity's U.S. tax characterization.
4.Second quarter 2025 includes a benefit of $14 related to the 2022 Restructuring Actions consisting of a gain on the sale of assets.
5.The insurance proceeds include proceeds received related to prior significant items.
6.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.
7.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

New Corteva
Pro Forma Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Pro Forma Operating Earnings (Loss) Per Share (Non-GAAP)
Pro forma operating earnings (loss) per share is defined as pro forma earnings (loss) per common share from continuing operations – diluted, excluding the after-tax impact of significant items, the after-tax impact of separation costs, the after-tax impact of non-operating benefits (costs), the after-tax impact of amortization expense associated with intangible assets existing as of the Corteva Separation from DowDuPont, and the after-tax impact of net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. Adjusted pro forma operating earnings (loss) per share is defined as pro forma operating earnings (loss) per share, including the after-tax impact of management adjustments.

	Three Months Ended September 30,
	2026	2025	2026	2025
	$	$	EPS (diluted)	EPS (diluted)
Pro forma net income (loss) attributable to New Corteva (GAAP)	$(56)	$58	$(0.08)	$0.09
Less: Non-operating benefits (costs), after tax [1]	(57)	(4)	(0.08)	(0.01)
Less: Amortization of intangibles (existing as of Corteva Separation), after tax	(16)	(16)	(0.02)	(0.02)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	3	(2)	—	—
Less: Significant items benefit (charge), after tax	(24)	(22)	(0.04)	(0.03)
Less: Separation costs, after tax	—	—	—	—
Pro Forma Operating Earnings (Loss) (Non-GAAP) [2]	$38	$102	$0.06	$0.15
Plus: Management adjustments, after tax [3]	—	(8)	—	(0.01)
Adjusted Pro Forma Operating Earnings (Loss) (Non-GAAP) [2]	$38	$94	$0.06	$0.14

	Nine Months Ended September 30,
	2026	2025	2026	2025
	$	$	EPS (diluted)	EPS (diluted)
Pro forma net income (loss) attributable to New Corteva (GAAP)	$105	$340	$0.16	$0.50
Less: Non-operating benefits (costs), after tax [1]	(173)	(8)	(0.26)	(0.01)
Less: Amortization of intangibles (existing as of Corteva Separation), after tax	(47)	(47)	(0.07)	(0.06)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(4)	(20)	(0.01)	(0.03)
Less: Significant items benefit (charge), after tax	(198)	44	(0.29)	0.06
Less: Separation costs, after tax	(1)	—	—	—
Pro Forma Operating Earnings (Loss) (Non-GAAP) [2]	$528	$371	$0.79	$0.54
Plus: Management adjustments, after tax [3]	(15)	(24)	(0.03)	(0.03)
Adjusted Pro Forma Operating Earnings (Loss) (Non-GAAP) [2]	$513	$347	$0.76	$0.51
1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites, as well as rental income recorded under the carve-out basis of accounting. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont, and between Corteva and Vylor, that are recorded by the Company as pre-tax income or expense.
2.Refer to page A-10 for the Non-GAAP reconciliation of Pro Forma Operating EBITDA to Pro Forma Operating Earnings (Loss) per Share.
3.Refer to page A-5 for further discussion on management adjustments.

New Corteva
Adjusted Pro Forma Operating EBITDA to Adjusted Pro Forma Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Adjusted Pro Forma Operating EBITDA to Adjusted Pro Forma Operating Earnings (Loss) Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Adjusted Pro Forma Operating EBITDA (Non-GAAP) [1,3]	$222	$268	$943	$937
Depreciation, including related to management adjustments [3]	(67)	(68)	(202)	(200)
Amortization of intangibles (post Corteva Separation)	(17)	(19)	(56)	(56)
Interest income	17	17	58	59
Interest expense	(28)	(40)	(85)	(116)
Adjusted pro forma (provision for) benefit from income taxes on continuing operations before significant items, separation costs, non-operating benefits (costs), amortization of intangibles (existing as of Corteva Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP) [1]	(56)	(48)	(97)	(202)
Exchange gains (losses), after tax [2]	(31)	(14)	(41)	(68)
Net (income) loss attributable to non-controlling interests	(2)	(2)	(7)	(7)
Adjusted Pro Forma Operating Earnings (Loss) (Non-GAAP) [1,3]	$38	$94	$513	$347
Diluted Shares (in millions)	667.8	680.2	670.7	683.1
Adjusted Pro Forma Operating Earnings (Loss) Per Share (Non-GAAP) [1,3]	$0.06	$0.14	$0.76	$0.51
1.     Refer to pages A-4 - A-7 and A-9 for Non-GAAP reconciliations.
2. Refer to page A-12 for pre-tax and after tax impacts of exchange gains (losses).
3. Refer to page A-5 for further discussion on management adjustments.

New Corteva
Pro Forma Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Pro Forma Effective Income Tax Rate to Adjusted Pro Forma Base Income Tax Rate
Pro forma base income tax rate is defined as the pro forma effective income tax rate less the effect of exchange gains (losses), significant items, separation costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs. Adjusted pro forma base income tax rate is the pro forma base income tax rate, including the effect of management adjustments.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Pro forma income (loss) from continuing operations before income taxes (GAAP)	$63	$97	$356	$500
Add: Significant items (benefit) charge [1]	21	30	250	16
Separation costs	—	—	1	—
Non-operating (benefits) costs	(10)	5	(40)	6
Amortization of intangibles (existing as of Corteva Separation)	21	20	61	60
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(4)	3	4	27
Less: Exchange gains (losses) [2]	(36)	(13)	(46)	(45)
Pro forma income (loss) from continuing operations before income taxes, significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$127	$168	$678	$654
Add: Management adjustments [3]	—	(10)	(20)	(30)
Adjusted pro forma income (loss) from continuing operations before income taxes, significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$127	$158	$658	$624

Pro forma provision for (benefit from) income taxes on continuing operations (GAAP)	$117	$37	$244	$153
Add: Tax (expenses) benefits on significant items (benefit) charge [1]	(3)	8	52	60
Tax benefits on separation costs	—	—	—	—
Tax (expenses) benefits on non-operating (benefits) costs	(67)	1	(213)	(2)
Tax benefits on amortization of intangibles (existing as of Corteva Separation)	5	4	14	13
Tax (expenses) benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(1)	1	—	7
Tax (expenses) benefits on exchange gains (losses) [2]	5	(1)	5	(23)
Pro forma provision for (benefit from) income taxes on continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$56	$50	$102	$208
Add: Tax benefits (expenses) on management adjustments, after tax [3]	—	(2)	(5)	(6)
Adjusted pro forma provision for (benefit from) income taxes on continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$56	$48	$97	$202

Pro forma effective income tax rate (GAAP)	185.7%	38.1%	68.5%	30.6%
Significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	(129.7)%	(5.2)%	(53.2)%	7.3%
Tax rate from continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	56.0%	32.9%	15.3%	37.9%
Exchange gains (losses), net effect [2]	(11.9)%	(3.1)%	(0.3)%	(6.1)%
Pro Forma Base Income Tax Rate From Continuing Operations (Non-GAAP)	44.1%	29.8%	15.0%	31.8%
Management adjustments, net effect [3]	—%	0.6%	(0.3)%	0.6%
Adjusted Pro Forma Base Income Tax Rate From Continuing Operations (Non-GAAP)	44.1%	30.4%	14.7%	32.4%
1.See page A-8 for further detail on the significant items table.
2.See page A-12 for further details of exchange gains (losses).
3.Refer to page A-5 for further discussion on management adjustments.

New Corteva
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gain (loss)	$(18)	$24	$77	$(101)
Local tax (expenses) benefits	1	(11)	(24)	(11)
Net after-tax impact from subsidiary exchange gain (loss)	$(17)	$13	$53	$(112)

Hedging Program Gain (Loss)
Pre-tax exchange gain (loss)	$(18)	$(37)	$(123)	$56
Tax (expenses) benefits	4	10	29	(12)
Net after-tax impact from hedging program exchange gain (loss)	$(14)	$(27)	$(94)	$44

Total Exchange Gain (Loss)
Pre-tax exchange gain (loss)	$(36)	$(13)	$(46)	$(45)
Tax (expenses) benefits	5	(1)	5	(23)
Net after-tax exchange gain (loss)	$(31)	$(14)	$(41)	$(68)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."

Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net sales	$2,458	$2,618	$13,742	$13,491
Cost of goods sold	1,534	1,644	6,624	6,918
Research and development expense	397	351	1,126	1,061
Selling, general and administrative expenses	732	725	2,773	2,632
Amortization of intangibles	159	162	513	485
Restructuring and asset related charges - net	17	30	158	131
Separation costs	99	7	230	7
Other income (expense) - net	(34)	(23)	(266)	95
Interest expense	75	46	158	134
Income (loss) from continuing operations before income taxes	(589)	(370)	1,894	2,218
Provision for (benefit from) income taxes on continuing operations	(62)	(62)	479	477
Income (loss) from continuing operations after income taxes	(527)	(308)	1,415	1,741
Income (loss) from discontinued operations after income taxes	(41)	(10)	(95)	(87)
Net income (loss)	(568)	(318)	1,320	1,654

Net income (loss) attributable to noncontrolling interests	2	2	9	8

Net income (loss) attributable to Corteva	$(570)	$(320)	$1,311	$1,646

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$(0.79)	$(0.46)	$2.10	$2.54
Basic earnings (loss) per share of common stock from discontinued operations	(0.06)	(0.01)	(0.14)	(0.13)
Basic earnings (loss) per share of common stock	$(0.85)	$(0.47)	$1.96	$2.41

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$(0.79)	$(0.46)	$2.10	$2.54
Diluted earnings (loss) per share of common stock from discontinued operations	(0.06)	(0.01)	(0.14)	(0.13)
Diluted earnings (loss) per share of common stock	$(0.85)	$(0.47)	$1.96	$2.41

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	667.8	678.7	669.5	681.7
Diluted	667.8	678.7	670.7	683.1

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except per share amounts)

	September 30, 2026	December 31, 2025	September 30, 2025
Assets
Current assets
Cash and cash equivalents	$3,932	$4,521	$2,509
Marketable securities	1	9	77
Accounts and notes receivable - net	7,491	6,371	7,784
Inventories	5,482	5,667	5,310
Other current assets	980	767	758
Total current assets	17,886	17,335	16,438
Investment in nonconsolidated affiliates	147	160	141
Property, plant and equipment	9,840	9,551	9,633
Less: Accumulated depreciation	5,657	5,331	5,431
Net property, plant and equipment	4,183	4,220	4,202
Goodwill	10,416	10,465	10,512
Other intangible assets	7,845	8,301	8,428
Deferred income taxes	335	320	434
Other assets	2,219	2,044	2,043
Total Assets	$43,031	$42,845	$42,198

Liabilities and Equity
Current liabilities
Short-term borrowings	$3,988	$894	$2,685
Accounts payable	4,431	4,398	4,337
Income taxes payable	146	155	254
Deferred revenue	440	3,579	483
Accrued and other current liabilities	2,445	3,099	2,661
Total current liabilities	11,450	12,125	10,420
Long-term debt	3,458	1,686	1,688
Other noncurrent liabilities
Deferred income tax liabilities	567	251	373
Pension and other post-employment benefits	877	2,434	2,215
Other noncurrent obligations	1,942	1,963	2,041
Total noncurrent liabilities	6,844	6,334	6,317

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,666,667 shares authorized; issued at September 30, 2026 - 667,304,000; December 31, 2025 - 672,163,000; and September 30, 2025 - 676,755,000	7	7	7
Additional paid-in capital	26,934	27,001	27,039
Retained earnings (accumulated deficit)	533	(67)	834
Accumulated other comprehensive income (loss)	(2,981)	(2,797)	(2,661)
Total Corteva stockholders' equity	24,493	24,144	25,219
Noncontrolling interests	244	242	242
Total equity	24,737	24,386	25,461
Total Liabilities and Equity	$43,031	$42,845	$42,198

Corteva, Inc.
Consolidated Statements of Cash Flows
(Dollars in millions, except per share amounts)

	Nine Months Ended September 30,
	2026	2025
Operating activities
Net income (loss)	$1,320	$1,654
(Income) loss from discontinued operations after income taxes	95	87
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	942	897
Provision for (benefit from) deferred income tax	280	(72)
Net periodic pension and OPEB (benefit) cost, net	(7)	27
Pension and OPEB contributions	(1,567)	(110)
Net (gain) loss on sales of property, businesses, consolidated companies and investments	3	(17)
Restructuring and asset related charges - net	158	131
Other net loss	441	386
Changes in assets and liabilities, net
Accounts and notes receivable	(1,372)	(1,659)
Inventories	163	331
Accounts payable	(47)	123
Deferred revenue	(3,130)	(2,824)
Other assets and liabilities	(1,157)	105
Cash provided by (used for) operating activities - continuing operations	(3,878)	(941)
Cash provided by (used for) operating activities - discontinued operations	(70)	(28)
Cash provided by (used for) operating activities	(3,948)	(969)
Investing activities
Capital expenditures	(354)	(369)
Proceeds from sales of property, businesses and consolidated companies - net of cash divested	10	26
Acquisitions of businesses - net of cash acquired	(43)	—
Investments in and loans to nonconsolidated affiliates	(7)	(7)
Proceeds from sales and maturities of investments	8	68
Proceeds from (payment for) settlement of net investment hedge	—	(56)
Other investing activities, net	(4)	(17)
Cash provided by (used for) investing activities	(390)	(355)
Financing activities
Net change in borrowings (less than 90 days)	3,264	1,119
Proceeds from debt	2,660	1,643
Payments on debt	(1,059)	(1,116)
Repurchase of common stock	(500)	(770)
Proceeds from exercise of stock options	38	75
Dividends paid to stockholders	(361)	(354)
Other financing activities, net	(53)	(43)
Cash provided by (used for) financing activities	3,989	554
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(27)	85
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(376)	(685)
Cash, cash equivalents and restricted cash equivalents at beginning of period	4,725	3,422
Cash, cash equivalents and restricted cash equivalents at end of period	$4,349	$2,737